UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

MVP REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 HIGH BLUFF DRIVE, SUITE 110
SAN DIEGO, CA 92130
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 28, 2016, MVP REIT, Inc. issued a press release announcing that, in connection with the engagement of Ladenburg Thalmann & Co. Inc. ("Ladenburg Thalmann") to assist MVP REIT and MVP REIT II, Inc. in evaluating various courses of action intended to enhance stockholder liquidity and value, MVP REIT has decided to defer taking further action to list the MVP REIT common shares on the NASDAQ Global Market until Ladenburg Thalmann & Co. Inc. completes its evaluation.  MVP REIT currently expects that no decision on this matter will be made prior to the end of the first fiscal quarter of 2017.

A copy of the press release is attached hereto as Exhibits 99.1. The press release is incorporated herein by reference and the foregoing description is qualified in its entirety by reference to the press release.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release issued on June 28, 2016

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "project," "should," "will," and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made.  These risks include, but are not limited to:  volatility in the debt or equity markets affecting our ability to acquire or sell real estate assets; national and local economic, business and real estate market conditions, including the likelihood of a prolonged economic slowdown or recession; the ability to maintain sufficient liquidity and our access to capital markets; our ability to identify, successfully compete for and complete acquisitions and loans; the ability and timing to complete a listing of our shares on a national securities exchange or another liquidity transaction; and the performance of real estate assets and loans after they are acquired. Although MVP REIT believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. MVP REIT does not undertake any obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in expectations.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: June 28, 2016

MVP REIT, INC.

By: /s/ Michael V. Shustek
Michael V. Shustek
Chief Executive Officer